SCHEDULE 14A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[X] Preliminary Proxy Statement           [_] Confidential, For Use of the
Commission Only                               (As Permitted by Rule 14a-6(e)(2))

[_]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                            VIANET TECHNOLOGIES, INC.
                (Name of Registrant as Specified In Its Charter)


    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1) Title of each class of securities to which transaction applies:

    (2) Aggregate number of securities to which transaction applies:

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

    (4) Proposed maximum aggregate value of transaction:

    (5) Total fee paid:

[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    (1) Amount Previously Paid:

    (2) Form, Schedule or Registration Statement No.:

    (3) Filing Party:

    (4) Date Filed:

                            VIANET TECHNOLOGIES, INC.
                         6509 Windcrest Drive, Suite 160
                               Plano, Texas 75024

                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                            TO BE HELD APRIL __, 2001

                                                                    Plano, Texas
                                                                  March __, 2001

         A Special Meeting of Stockholders (the " Special Meeting") of Vianet Technologies, Inc., a Delaware corporation (the "Company"), will be held at the Company's offices at 6509 Windcrest, Suite 160, Plano, Texas 75024 on April __, 2001 at 10:00 AM (local time) for the following purposes:

     1. To amend the Company's Certificate of Incorporation to increase the authorized number of shares of common stock from 100,000,000 shares to 200,000,000 shares (Proposal No. 1);

     2. To approve the increase of the number of shares of the Company's common stock issuable under the Company's 1999 Employee Stock Option Plan to 10,000,000 (Proposal No. 2);

     3. To transact such other business as may properly come before the Special Meeting and any adjournment or postponement thereof.

     The foregoing items of business are more fully described in the Proxy Statement which is attached and made a part of this Notice.

     The Board of Directors has fixed the close of business on March __, 2001 as the record date for determining the stockholders entitled to notice of and to vote at the Special Meeting and any adjournment or postponement thereof.

     All stockholders are cordially invited to attend the Special Meeting in person. Your vote is important regardless of the number of shares you own. Whether or not you plan to attend the meeting, please take the time to vote in one of these ways:

          o By mail - fill in, sign and date the enclosed proxy card and return it promptly in the postage-paid envelope.

          o By telephone - call the toll-free telephone number on your proxy card to vote by phone.

          o Via Internet - visit the web site noted on your proxy card to vote via the Internet.

You may attend the meeting and vote in person even if you have previously voted by proxy in one of three ways listed above. Your proxy is revocable in accordance with the procedures set forth in the Proxy Statement.

                                             By Order of the Board of Directors,
                                         /s/ Jeremy Posner
                                             Jeremy Posner
                                             Secretary


                                    IMPORTANT
                                    ---------
WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE. IF A QUORUM IS NOT REACHED, THE COMPANY WILL HAVE THE ADDED EXPENSE OF RE-ISSUING THESE PROXY MATERIALS. IF YOU ATTEND THE MEETING AND SO DESIRE, YOU MAY WITHDRAW YOUR PROXY AND VOTE IN PERSON.

                          THANK YOU FOR ACTING PROMPTLY

                            VIANET TECHNOLOGIES, INC.
                         6509 Windcrest Drive, Suite 160
                               Plano, Texas 75024


                                 PROXY STATEMENT

                                     GENERAL

     This Proxy Statement is furnished in connection with the solicitation by the Board of Directors (the "Board") of Vianet Technologies, Inc., a Delaware corporation (the "Company"), of proxies in the enclosed form for use in voting at the Special Meeting of Stockholders (the " Special Meeting") to be held at the Company's offices at 6509 Windcrest, Suite 160, Plano, Texas 75024 on April __, 2001 at 10:00 AM (local time), and any adjournment or postponement thereof. Only holders of record of the Company's common stock, $.001 par value per share (the "Common Stock"), on March __, 2001 (the "Record Date") will be entitled to vote at the Meeting. At the close of business on the Record Date, the Company had outstanding 30,469,416 shares of Common Stock.

     Any person giving a proxy in the form accompanying this Proxy Statement has the power to revoke it prior to its exercise. Any proxy given is revocable prior to the Meeting by an instrument revoking it or by a duly executed proxy bearing a later date delivered to the Secretary of the Company. Such proxy is also revoked if the stockholder is present at the Meeting and elects to vote in person.

     The Company will bear the entire cost of preparing, assembling, printing and mailing the proxy materials furnished by the Board of Directors to stockholders. Copies of the proxy materials will be furnished to brokerage houses, fiduciaries and custodians to be forwarded to the beneficial owners of the Common Stock. In addition to the solicitation of proxies by use of the mail, some of the officers, directors and regular employees of the Company may (without additional compensation) solicit proxies by telephone or personal interview, the costs of which the Company will bear.

     This Proxy Statement and the accompanying form of proxy is being sent or given to stockholders on or about March __, 2000.

     Stockholders of the Company's Common Stock are entitled to one vote for each share held. Such shares may not be voted cumulatively.

     Each validly returned proxy (including proxies for which no specific instruction is given) which is not revoked will be voted "FOR" each of the proposals as described in this Proxy Statement and, at the proxy holders' discretion, on such other matters, if any, which may come before the Meeting (including any proposal to adjourn the Meeting).

     Determination of whether a matter specified in the Notice of Special Meeting of Stockholders has been approved will be determined as follows. The affirmative vote of a one-third of the shares of Common Stock present at the Meeting in person or by proxy and entitled to vote on such matter is required for approval. Abstentions will be considered shares present in person or by proxy and entitled to vote and, therefore, will have the effect of a vote against the matter. Broker non-votes will be considered shares not present for this purpose and will have no effect on the outcome of the vote.

                                 PROPOSAL NO. 1

        AMENDMENT OF THE CERTIFICATE OF INCORPORATION TO INCREASE NUMBER
                    OF SHARES OF AUTHORIZED COMMON STOCK FROM
                        100,000,000 TO 200,000,000 SHARES

         The Board of Directors has approved an amendment to the Certificate of Incorporation to increase the number of authorized shares of common stock from 100,000,000 to 200,000,000. We currently have authorized capital stock of 100,000,000 shares and approximately 30,469,416 shares of common stock are outstanding as of the record date. In addition to the 30,469,416 shares of common stock outstanding as of the record date, we have the following securities outstanding:

o 37,803,351 warrants and options outstanding at an average exercise price of $1.57;

o 677,316 shares of common stock issuable upon the conversion of debentures and convertible notes payable;

o      32,648,809  shares  of  common  stock  issuable  upon the  conversion  of
       secured  convertible   notes   issued  in  connection  with  a  financing
       completed in January 2001; and

o 34,482,758 shares of common stock issuable upon the utilization of a credit line of up to $10,000,000 entered into in January 2001.

     In the event that all of our outstanding warrants and options are exercised, we would receive approximately $59,264,978 in cash proceeds. The exercise of these warrants and options will depend on, among other things, the liquidity and price for our common shares. We do not control the exercise of these warrants and options and therefore no assurances can be given that any warrants will be exercised.

     The issuance of all of the shares of common stock upon exercise of all warrants and options, conversion of debentures and notes, and utilization of the credit line would exceed the number of shares that we are currently authorized to issue. Accordingly, we are seeking to increase the number of authorized shares of common stock to 200,000,000 in order to accommodate the total number of shares that we could be required to issue and to provide us greater flexibility with respect to our capital structure for such purposes as additional equity financing, and stock based acquisitions.

     Having a substantial number of authorized but unissued shares of common stock that are not reserved for specific purposes will allow us to take prompt action with respect to corporate opportunities that develop, without the delay and expense of convening a special meeting of shareholders for the purpose of approving an increase in our capitalization. The issuance of additional shares of common stock may, depending upon the circumstances under which such shares are issued, reduce shareholders' equity per share and may reduce the percentage ownership of common stock by existing shareholders. It is not the present intention of the Board of Directors to seek shareholder approval prior to any issuance of shares of common stock that would become authorized by the amendment unless otherwise required by law or regulation. Frequently, opportunities arise that require prompt action, and it is the belief of the Board of Directors that the delay necessitated for shareholder approval of a specific issuance could be to the detriment of the company and its shareholders.

     When issued, the additional shares of common stock authorized by the amendment will have the same rights and privileges as the shares of common stock currently authorized and outstanding. Holders of common stock have no preemptive rights and, accordingly, shareholders would not have any preferential rights to purchase any of the additional shares of common stock when such shares are issued.

                          RECOMMENDATION OF THE BOARD:
                           ---------------------------

     THE BOARD RECOMMENDS A VOTE FOR APPROVAL OF THE AMENDMENT OF THE CERTIFICATE OF INCORPORATION TO INCREASE NUMBER OF SHARES OF AUTHORIZED COMMON STOCK

                                 PROPOSAL NO. 2

                INCREASE THE NUMBER OF SHARES ISSUABLE UNDER THE
                         1999 EMPLOYEE STOCK OPTION PLAN

     The Board of Directors approved an increase in the number of shares issuable pursuant to our 1999 Employee Stock Option Plan (the "1999 Option Plan") from 5,000,000 to 10,000,000. The following is a summary of principal features of the 1999 Option Plan. The summary, however, does not purport to be a complete description of all the provisions of the 1999 Option Plan. Any stockholder who wishes to obtain a copy of the actual plan document may do so upon written request to Vianet's Secretary, Jeremy Posner, at our principal offices.

GENERAL

     The 1999 Option Plan was adopted by the Board of Directors in March 1999, and originally provided for the issuance of up to 2,000,000 options. In February 2000, the Board of Directors approved an amendment to the 1999 Option Plan to increase the number of options available for grant to 5,000,000, which amendment was approved by the shareholders in June 2000.

     Over the period from March 1, 1999, to the date of this Proxy, the Company has granted options to purchase an aggregate of 3,351,500 shares of Common Stock under the 1999 Option Plan, including options to purchase a total of 800,000 shares of Common Stock issued to current officers and directors of the Company. The following table sets forth the number of options granted to the Company's officers and directors under the 1999 Option Plan:

         NAME AND POSITION                                     NUMBER OF OPTION SHARES

         Robert Logan, President and Chief Operating Officer           150,000

         Peter Leighton, Chief Executive Officer,
         Chief Financial Officer and Director                          400,000

         Jeremy T.G. Posner, Secretary and Chairman                    250,000


     Under the Plan, options may be granted which are intended to qualify as Incentive Stock Options ("ISOs") under Section 422 of the Internal Revenue Code of 1986 (the "Code") or which are not ("Non-ISOs") intended to qualify as Incentive Stock Options thereunder. The 1999 Option Plan and the right of participants to make purchases thereunder are intended to qualify as an "employee stock purchase plan" under Section 423 of the Internal Revenue Code of 1986, as amended (the "Code"). The 1999 Option Plan is not a qualified deferred compensation plan under Section 401(a) of the Internal Revenue Code and is not subject to the provisions of the Employee Retirement Income Security Act of 1974 ("ERISA").

PURPOSE

     The primary purpose of the 1999 Option Plan is to attract and retain the best available personnel for the Company in order to promote the success of the Company's business and to facilitate the ownership of the Company's stock by employees. The ability of a company to offer a generous stock option program has now become a standard feature in the industry in which the company operates. In the event that the 1999 Option Plan is not adopted the Company may have considerable difficulty in attracting and retaining qualified personnel, officers, directors and consultants.

ADMINISTRATION

     The 1999 Option Plan, is administered by the Company's Board of Directors, as the Board of Directors may be composed from time to time. All questions of interpretation of the 1999 Option Plan are determined by the Board, and its decisions are final and binding upon all participants. Any determination by a majority of the members of the Board of Directors at any meeting, or by written consent in lieu of a meeting, shall be deemed to have been made by the whole Board of Directors.

     Notwithstanding the foregoing, the Board of Directors may at any time, or from time to time, appoint a committee (the "Committee") of at least two members of the Board of Directors, and delegate to the Committee the authority of the Board of Directors to administer the Plan. Upon such appointment and delegation, the Committee shall have all the powers, privileges and duties of the Board of Directors, and shall be substituted for the Board of Directors, in the administration of the Plan, subject to certain limitations.

     Members of the Board of Directors who are eligible employees are permitted to participate in the 1999 Option Plan, provided that any such eligible member may not vote on any matter affecting the administration of the 1999 Option Plan or the grant of any option pursuant to it, or serve on a committee appointed to administer the 1999 Option Plan. In the event that any member of the Board of Directors is at any time not a "disinterested person", as defined in Rule 16b-3(c)(3)(i) promulgated pursuant to the Securities Exchange Act of 1934, the Plan shall not be administered by the Board of Directors, and may only by administered by a Committee, all the members of which are disinterested persons, as so defined.

ELIGIBILITY

     Under the 1999 Option Plan, options may be granted to key employees, officers, directors or consultants of the Company, as provided in the 1999 Option Plan.

TERMS OF OPTIONS

     The term of each Option granted under the Plan shall be contained in a stock option agreement between the Optionee and the Company and such terms shall be determined by the Board of Directors consistent with the provisions of the Plan, including the following:

     (a) Purchase Price. The purchase price of the Common Shares subject to each ISO shall not be less than the fair market value, or in the case of the grant of an ISO to a Principal Stockholder, not less that 110% of fair market value of such Common Shares at the time such Option is granted. The purchase price of the Common Shares subject to each Non-ISO shall be determined at the time such Option is granted, but in no case less than 85% of the fair market value of such Common Shares at the time such Option is granted.

     (b) Vesting. The dates on which each Option (or portion thereof) shall be exercisable and the conditions precedent to such exercise, if any, shall be fixed by the Board of Directors, in its discretion, at the time such Option is granted.

     (c) Expiration. The expiration of each Option shall be fixed by the Board of Directors, in its discretion, at the time such Option is granted; however, unless otherwise determined by the Board of Directors at the time such Option is granted, an Option shall be exercisable for ten
         (10) years after the date on which it was granted (the "Grant Date"). Each Option shall be subject to earlier termination as expressly provided in the 1999 Option Plan or as determined by the Board of Directors, in its discretion, at the time such Option is granted.

     (d) Transferability. No Option shall be transferable, except by will or the laws of descent and distribution, and any Option may be exercised during the lifetime of the Optionee only by him. No Option granted under the Plan shall be subject to execution, attachment or other process.

     (e) Option Adjustments. The aggregate number and class of shares as to which Options may be granted under the Plan, the number and class shares covered by each outstanding Option and the exercise price per share thereof (but not the total price), and all such Options, shall each be proportionately adjusted for any increase decrease in the number of issued Common Shares resulting from split-up spin-off or consolidation of shares or any like Capital adjustment or the payment of any stock dividend.

         Except as  otherwise  provided  in the 1999  Option  Plan,  any  Option granted hereunder shall terminate in the event of a merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation of the Company. However, the Optionee shall have the right immediately prior to any such transaction to exercise his Option in whole or in part notwithstanding any otherwise applicable vesting requirements.

     (f) Termination, Modification and Amendment. The 1999 Option Plan (but not Options previously granted under the Plan) shall terminate in March 2009, and no Option shall be granted after termination of the Plan. Subject to certain restrictions, the Plan may at any time be terminated and from time to time be modified or amended by the affirmative vote of the holders of a majority of the outstanding shares of the capital stock of the Company present, or represented, and entitled to vote at a meeting duly held in accordance with the applicable laws of the State of Delaware.

STOCK APPRECIATION RIGHTS

     The 1999 Option Plan also permits the granting of one or more Stock Appreciation Rights to eligible participants. Such Stock Appreciation Rights may be granted either independent of or in tandem with Options granted to the same participant. Stock Appreciation Rights granted in tandem with Options may be granted simultaneously with, or, in the case of Non-Qualified Stock Options, subsequent to, the grant to the participant of the related Options; provided, however, that: (i) any Option shall expire and not be exercisable upon the exercise of any Stock Appreciation Right with respect to the same share, (ii) any Stock Appreciation Right shall expire and not be exercisable upon the exercise of any Option with respect to the same share, and (iii) an Option and a Stock Appreciation Right covering the same share of Common Stock may not be exercised simultaneously. Upon exercise of a Stock Appreciation Right with respect to a share of Common Stock, the participant shall be entitled to receive an amount equal to the excess, if any, of (A) the fair market value of a share of Common Stock on the date of exercise over (B) the exercise price of such Stock Appreciation Right.

 FEDERAL INCOME TAX ASPECTS OF THE 1999 OPTION PLAN

     THE FOLLOWING IS A BRIEF SUMMARY OF THE EFFECT OF FEDERAL INCOME TAXATION UPON THE PARTICIPANTS AND THE COMPANY WITH RESPECT TO THE PURCHASE OF SHARES UNDER THE 1999 OPTION PLAN. THIS SUMMARY DOES NOT PURPORT TO BE COMPLETE AND DOES NOT ADDRESS THE FEDERAL INCOME TAX CONSEQUENCES TO TAXPAYERS WITH SPECIAL TAX STATUS. IN ADDITION, THIS SUMMARY DOES NOT DISCUSS THE PROVISIONS OF THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE OR FOREIGN COUNTRY IN WHICH THE PARTICIPANT MAY RESIDE, AND DOES NOT DISCUSS ESTATE, GIFT OR OTHER TAX CONSEQUENCES OTHER THAN INCOME TAX CONSEQUENCES. THE COMPANY ADVISES EACH PARTICIPANT TO CONSULT HIS OR HER OWN TAX ADVISOR REGARDING THE TAX CONSEQUENCES OF PARTICIPATION IN THE 1999 OPTION PLAN AND FOR REFERENCE TO APPLICABLE PROVISIONS OF THE CODE.

     The 1999 Option Plan and the right of participants to make purchases thereunder are intended to qualify under the provisions of Sections 421, 422 and 423 of the Code. Under these provisions, no income will be recognized by a participant prior to disposition of shares acquired under the 1999 Option Plan.

     If the shares are sold or otherwise disposed of (including by way of gift) more than two years after the first day of the offering period during which shares were purchased (the "Offering Date"), a participant will recognize as ordinary income at the time of such disposition the lesser of (a) the excess of the fair market value of the shares at the time of such disposition over the purchase price of the shares or (b) 15% of the fair market value of the shares on the first day of the offering period. Any further gain or loss upon such disposition will be treated as long-term capital gain or loss. If the shares are sold for a sale price less than the purchase price, there is no ordinary income and the participant has a capital loss for the difference.

     If the shares are sold or otherwise disposed of (including by way of gift) before the expiration of the two-year holding period described above, the excess of the fair market value of the shares on the purchase date over the purchase price will be treated as ordinary income to the participant. This excess will constitute ordinary income in the year of sale or other disposition even if no gain is realized on the sale or a gift of the shares is made. The balance of any gain or loss will be treated as capital gain or loss and will be treated as long-term capital gain or loss if the shares have been held more than one year.

     In the case of a participant who is subject to Section 16(b) of the Exchange Act, the purchase date for purposes of calculating such participant's compensation income and beginning of the capital gain holding period may be deferred for up to six months under certain circumstances. Such individuals should consult with their personal tax advisors prior to buying or selling shares under the 1999 Option Plan.

     The ordinary income reported under the rules described above, added to the actual purchase price of the shares, determines the tax basis of the shares for the purpose of determining capital gain or loss on a sale or exchange of the shares.

     The Company is entitled to a deduction for amounts taxed as ordinary income to a participant only to the extent that ordinary income must be reported upon disposition of shares by the participant before the expiration of the two-year holding period described above.

RESTRICTIONS ON RESALE

     Certain officers and directors of the Company may be deemed to be "affiliates" of the Company as that term is defined under the Securities Act. The Common Stock acquired under the 1999 Option Plan by an affiliate may be reoffered or resold only pursuant to an effective registration statement or pursuant to Rule 144 under the Securities Act or another exemption from the registration requirements of the Securities Act.

                          RECOMMENDATION OF THE BOARD:
                           ---------------------------

THE BOARD RECOMMENDS A VOTE FOR APPROVAL OF THE AMENDMENT TO THE 1999 EMPLOYEE STOCK OPTION PLAN.


                             ADDITIONAL INFORMATION

The Company's annual report on Form 10-KSB for the fiscal year ended December 31, 1999 and quarterly report on Form 10-QSB for the quarter ended September 30, 2000 are being delivered to you with this Information Statement. The Company will furnish a copy of any exhibit thereto or other information upon request by a stockholder to Jeremy Posner, Vianet Technologies, Inc., 6509 Windcrest Drive, Suite 160, Plano, TX 75024, (972) 543-2700.


                                             By Order of the Board of Directors,

                                         /s/ Jeremy Posner
                                             Jeremy Posner
                                             Secretary


Plano, Texas
March __, 2001

PROXY                                                                      PROXY



                            VIANET TECHNOLOGIES, INC.

             PROXY FOR SPECIAL MEETING TO BE HELD ON APRIL __, 2001 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Peter Leighton and Jeremy Posner, or either of them, as proxies, each with the power to appoint his substitute, to represent and to vote all the shares of common stock of Vianet Technologies, Inc. (the "Company"), which the undersigned would be entitled to vote, at the Company's Special Meeting of Stockholders to be held on April __, 2000 and at any adjournments thereof, subject to the directions indicated on the reverse side hereof.

     In their discretion, the Proxies are authorized to vote upon any other matter that may properly come before the meeting or any adjournments thereof.

     THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE, BUT IF NO CHOICES ARE INDICATED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES AND FOR THE PROPOSALS LISTED ON THE REVERSE SIDE.

IMPORTANT--This Proxy must be signed and dated on the reverse side.

                               THIS IS YOUR PROXY
                             YOUR VOTE IS IMPORTANT!

Dear Stockholder:

     We cordially invite you to attend the Special Meeting of Stockholders of Vianet Technologies, Inc. to be held at the Company's offices at 6509 Windcrest, Suite 160, Plano, Texas 75024 on April __, 2001 at 10:00 a.m. (local time).

     Please read the proxy statement which describes the proposals and presents other important information, and complete, sign and return your proxy promptly in the enclosed envelope.

           THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1-3

                                                      For          Against               Abstain
1.  Proposal to approve an amendment to               [_]            [_]                   [_]
     the Articles of Incorporation to increase
     the number of authorized shares of
     common stock
                                                      For          Against               Abstain
2.  Proposal to increase the number of shares         [_]            [_]                   [_]
     issuable under the 1999 Employee
     Stock Option Plan

If you plan to attend the Special Meeting please mark this box    [_]

Dated:________________, 2001

Signature ______________________________________________________________________

Name (printed) _________________________________________________________________

Title __________________________________________________________________________

Important: Please sign exactly as name appears on this proxy. When signing as attorney, executor, trustee, guardian, corporate officer, etc., please indicate full title.

--------------------------------------------------------------------------------
FOLD AND DETACH HERE

                          VOTE BY TELEPHONE OR INTERNET
                          QUICK *** EASY *** IMMEDIATE

                            VIANET TECHNOLOGIES, INC.

o You can now vote your shares electronically through the Internet or the telephone.
o        This eliminates the need to return the proxy card.
o Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the proxy card.

     TO VOTE YOUR PROXY BY INTERNET
     www.continentalstock.com

     Have your proxy card in hand when you access the above website. You will be prompted to enter the company number, proxy number and account number to create an electronic ballot. Follow the prompts to vote your shares.

     TO VOTE YOUR PROXY BY MAIL

     Mark, sign and date your proxy card above, detach it and return it in the postage-paid envelope provided.

     TO VOTE YOUR PROXY BY PHONE
     1-800-293-8533

     Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call. You will be prompted to enter the company number, proxy number and account number. Follow the voting instructions to vote your shares.

                  PLEASE DO NOT RETURN THE ABOVE CARD IF VOTED
                                 ELECTRONICALLY